INCOME TAX EXPENSE) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
INCOME TAX EXPENSE
Current income tax expense		¥ 813,112	¥ 723,062	¥ 759,111
Deferred tax (benefit)/expense		(230,924)	(94,686)	67,255
Total income tax expense	$ 89,224	¥ 582,188	¥ 628,376	¥ 826,366
Applicable tax rate	25.00%	25.00%	25.00%	25.00%
Tax concessions including a preferred tax rate	15.00%	15.00%	15.00%	15.00%